Exhibit 4.7

Power of Attorney

(English Translation)

Wen Wei, a Chinese citizen, ID card number:                                   (the “Signatory”), holds 66.00% of the equity interests (the “Equity”) in TuanChe Internet Information Service (Beijing) Co., Ltd. (the “Company”).

The Signatory hereby, with respect to the Equity, irrevocably authorizes TuanYuan Internet Technology (Beijing) Co., Ltd. (“TuanYuan”), a limited liability company incorporated and existing in accordance with Chinese laws, add.: 926, 9F, 21 Yangfangdian Road, Haidian District, Beijing, to exercise the following rights:

TuanYuan is hereby authorized as the sole agent and authorized person of the Signatory to act on behalf of the Signatory in respect of all matters concerning the Signatory’s Equity, including but not limited to: 1) participating in the Company’s shareholders’ meetings; 2) exercising all shareholders’ rights and voting rights enjoyed by the Signatory in accordance with Chinese laws and the Company’s articles of association, including but not limited to the sale, transfer, pledge or disposition of all of part of the Signatory’s Equity; and 3) designating and appointing on behalf of the Signatory the Company’s legal representative (chairman of the board of directors), directors, supervisors, chief executive officer and other senior executives.

Without limiting the generality of the authority granted hereunder, TuanYuan shall have the power and is authorized in accordance with this Agreement to execute on behalf of the Signatory the transfer contract specified in the Exclusive Call Option Agreement (the Signatory is required to be a party thereto) and perform the terms of the Equity Pledge Agreement and the Exclusive Call Option Agreement to which the Signatory is a party and which are executed on the date of execution hereof.

All acts of TuanYuan in relation to the Signatory’s Equity shall be deemed as the Signatory’s own acts, and all documents executed by TuanYuan in relation to the Signatory’s Equity shall be deemed as executed by the Signatory. The Signatory hereby acknowledges and approves such acts and/or documents of TuanYuan.

TuanYuan may decide at its own discretion to grant authority or transfer its rights in relation to the aforesaid matters to any other personnel or entity without notifying or obtaining the consent of the Signatory in advance.

During the period when the Signatory is a shareholder of the Company, this Agreement and the authorization hereunder shall be irrevocable and remain in force as of the date of execution hereof.

During the term of validity of this authorization letter, the Signatory hereby waives and may not exercise by itself all rights in relation to the Signatory’s Equity which have been delegated to TuanYuan by this authorization letter.

Signature:	/s/ Wen Wei
Name: Wen Wei

Power of Attorney

(English Translation)

Sun Jianchen, a Chinese citizen, ID card number:                                   (the “Signatory”), holds 15.22% of the equity interests (the “Equity”) in TuanChe Internet Information Service (Beijing) Co., Ltd. (the “Company”).

The Signatory hereby, with respect to the Equity, irrevocably authorizes TuanYuan Internet Technology (Beijing) Co., Ltd. (“TuanYuan”), a limited liability company incorporated and existing in accordance with Chinese laws, add.: 926, 9F, 21 Yangfangdian Road, Haidian District, Beijing, to exercise the following rights:

TuanYuan is hereby authorized as the sole agent and authorized person of the Signatory to act on behalf of the Signatory in respect of all matters concerning the Signatory’s Equity, including but not limited to: 1) participating in the Company’s shareholders’ meetings; 2) exercising all shareholders’ rights and voting rights enjoyed by the Signatory in accordance with Chinese laws and the Company’s articles of association, including but not limited to the sale, transfer, pledge or disposition of all of part of the Signatory’s Equity; and 3) designating and appointing on behalf of the Signatory the Company’s legal representative (chairman of the board of directors), directors, supervisors, chief executive officer and other senior executives.

Without limiting the generality of the authority granted hereunder, TuanYuan shall have the power and is authorized in accordance with this Agreement to execute on behalf of the Signatory the transfer contract specified in the Exclusive Call Option Agreement (the Signatory is required to be a party thereto) and perform the terms of the Equity Pledge Agreement and the Exclusive Call Option Agreement to which the Signatory is a party and which are executed on the date of execution hereof.

All acts of TuanYuan in relation to the Signatory’s Equity shall be deemed as the Signatory’s own acts, and all documents executed by TuanYuan in relation to the Signatory’s Equity shall be deemed as executed by the Signatory. The Signatory hereby acknowledges and approves such acts and/or documents of TuanYuan.

TuanYuan may decide at its own discretion to grant authority or transfer its rights in relation to the aforesaid matters to any other personnel or entity without notifying or obtaining the consent of the Signatory in advance.

During the period when the Signatory is a shareholder of the Company, this Agreement and the authorization hereunder shall be irrevocable and remain in force as of the date of execution hereof.

During the term of validity of this authorization letter, the Signatory hereby waives and may not exercise by itself all rights in relation to the Signatory’s Equity which have been delegated to TuanYuan by this authorization letter.

Signature:	/s/ Sun Jianchen
Name: Sun Jianchen

Power of Attorney

(English Translation)

Xu Qiuhua, a Chinese citizen, ID card number:                                   (the “Signatory”), holds 1.00% of the equity interests (the “Equity”) in TuanChe Internet Information Service (Beijing) Co., Ltd. (the “Company”).

The Signatory hereby, with respect to the Equity, irrevocably authorizes TuanYuan Internet Technology (Beijing) Co., Ltd. (“TuanYuan”), a limited liability company incorporated and existing in accordance with Chinese laws, add.: 926, 9F, 21 Yangfangdian Road, Haidian District, Beijing, to exercise the following rights:

TuanYuan is hereby authorized as the sole agent and authorized person of the Signatory to act on behalf of the Signatory in respect of all matters concerning the Signatory’s Equity, including but not limited to: 1) participating in the Company’s shareholders’ meetings; 2) exercising all shareholders’ rights and voting rights enjoyed by the Signatory in accordance with Chinese laws and the Company’s articles of association, including but not limited to the sale, transfer, pledge or disposition of all of part of the Signatory’s Equity; and 3) designating and appointing on behalf of the Signatory the Company’s legal representative (chairman of the board of directors), directors, supervisors, chief executive officer and other senior executives.

Without limiting the generality of the authority granted hereunder, TuanYuan shall have the power and is authorized in accordance with this Agreement to execute on behalf of the Signatory the transfer contract specified in the Exclusive Call Option Agreement (the Signatory is required to be a party thereto) and perform the terms of the Equity Pledge Agreement and the Exclusive Call Option Agreement to which the Signatory is a party and which are executed on the date of execution hereof.

All acts of TuanYuan in relation to the Signatory’s Equity shall be deemed as the Signatory’s own acts, and all documents executed by TuanYuan in relation to the Signatory’s Equity shall be deemed as executed by the Signatory. The Signatory hereby acknowledges and approves such acts and/or documents of TuanYuan.

TuanYuan may decide at its own discretion to grant authority or transfer its rights in relation to the aforesaid matters to any other personnel or entity without notifying or obtaining the consent of the Signatory in advance.

During the period when the Signatory is a shareholder of the Company, this Agreement and the authorization hereunder shall be irrevocable and remain in force as of the date of execution hereof.

During the term of validity of this authorization letter, the Signatory hereby waives and may not exercise by itself all rights in relation to the Signatory’s Equity which have been delegated to TuanYuan by this authorization letter.

Signature:	/s/ Xu Qiuhua
Name: Xu Qiuhua

Power of Attorney

(English Translation)

Du Xingyu, a Chinese citizen, ID card number:                                   (the “Signatory”), holds 13.28% of the equity interests (the “Equity”) in TuanChe Internet Information Service (Beijing) Co., Ltd. (the “Company”).

The Signatory hereby, with respect to the Equity, irrevocably authorizes TuanYuan Internet Technology (Beijing) Co., Ltd. (“TuanYuan”), a limited liability company incorporated and existing in accordance with Chinese laws, add.: 926, 9F, 21 Yangfangdian Road, Haidian District, Beijing, to exercise the following rights:

TuanYuan is hereby authorized as the sole agent and authorized person of the Signatory to act on behalf of the Signatory in respect of all matters concerning the Signatory’s Equity, including but not limited to: 1) participating in the Company’s shareholders’ meetings; 2) exercising all shareholders’ rights and voting rights enjoyed by the Signatory in accordance with Chinese laws and the Company’s articles of association, including but not limited to the sale, transfer, pledge or disposition of all of part of the Signatory’s Equity; and 3) designating and appointing on behalf of the Signatory the Company’s legal representative (chairman of the board of directors), directors, supervisors, chief executive officer and other senior executives.

Without limiting the generality of the authority granted hereunder, TuanYuan shall have the power and is authorized in accordance with this Agreement to execute on behalf of the Signatory the transfer contract specified in the Exclusive Call Option Agreement (the Signatory is required to be a party thereto) and perform the terms of the Equity Pledge Agreement and the Exclusive Call Option Agreement to which the Signatory is a party and which are executed on the date of execution hereof.

All acts of TuanYuan in relation to the Signatory’s Equity shall be deemed as the Signatory’s own acts, and all documents executed by TuanYuan in relation to the Signatory’s Equity shall be deemed as executed by the Signatory. The Signatory hereby acknowledges and approves such acts and/or documents of TuanYuan.

TuanYuan may decide at its own discretion to grant authority or transfer its rights in relation to the aforesaid matters to any other personnel or entity without notifying or obtaining the consent of the Signatory in advance.

During the period when the Signatory is a shareholder of the Company, this Agreement and the authorization hereunder shall be irrevocable and remain in force as of the date of execution hereof.

During the term of validity of this authorization letter, the Signatory hereby waives and may not exercise by itself all rights in relation to the Signatory’s Equity which have been delegated to TuanYuan by this authorization letter.

Signature:	/s/ Du Xingyu
Name: Du Xingyu

Power of Attorney

(English Translation)

Zhou Zijing, a Chinese citizen, ID card number:                                   (the “Signatory”), holds 0.10% of the equity interests (the “Equity”) in TuanChe Internet Information Service (Beijing) Co., Ltd. (the “Company”).

The Signatory hereby, with respect to the Equity, irrevocably authorizes TuanYuan Internet Technology (Beijing) Co., Ltd. (“TuanYuan”), a limited liability company incorporated and existing in accordance with Chinese laws, add.: 926, 9F, 21 Yangfangdian Road, Haidian District, Beijing, to exercise the following rights:

TuanYuan is hereby authorized as the sole agent and authorized person of the Signatory to act on behalf of the Signatory in respect of all matters concerning the Signatory’s Equity, including but not limited to: 1) participating in the Company’s shareholders’ meetings; 2) exercising all shareholders’ rights and voting rights enjoyed by the Signatory in accordance with Chinese laws and the Company’s articles of association, including but not limited to the sale, transfer, pledge or disposition of all of part of the Signatory’s Equity; and 3) designating and appointing on behalf of the Signatory the Company’s legal representative (chairman of the board of directors), directors, supervisors, chief executive officer and other senior executives.

Without limiting the generality of the authority granted hereunder, TuanYuan shall have the power and is authorized in accordance with this Agreement to execute on behalf of the Signatory the transfer contract specified in the Exclusive Call Option Agreement (the Signatory is required to be a party thereto) and perform the terms of the Equity Pledge Agreement and the Exclusive Call Option Agreement to which the Signatory is a party and which are executed on the date of execution hereof.

All acts of TuanYuan in relation to the Signatory’s Equity shall be deemed as the Signatory’s own acts, and all documents executed by TuanYuan in relation to the Signatory’s Equity shall be deemed as executed by the Signatory. The Signatory hereby acknowledges and approves such acts and/or documents of TuanYuan.

TuanYuan may decide at its own discretion to grant authority or transfer its rights in relation to the aforesaid matters to any other personnel or entity without notifying or obtaining the consent of the Signatory in advance.

During the period when the Signatory is a shareholder of the Company, this Agreement and the authorization hereunder shall be irrevocable and remain in force as of the date of execution hereof.

During the term of validity of this authorization letter, the Signatory hereby waives and may not exercise by itself all rights in relation to the Signatory’s Equity which have been delegated to TuanYuan by this authorization letter.

Signature:	/s/ Zhou Zijing
Name: Zhou Zijing

Power of Attorney

(English Translation)

Ye Zhen, a Chinese citizen, ID card number:                                   (the “Signatory”), holds 0.58% of the equity interests (the “Equity”) in TuanChe Internet Information Service (Beijing) Co., Ltd. (the “Company”).

The Signatory hereby, with respect to the Equity, irrevocably authorizes TuanYuan Internet Technology (Beijing) Co., Ltd. (“TuanYuan”), a limited liability company incorporated and existing in accordance with Chinese laws, add.: 926, 9F, 21 Yangfangdian Road, Haidian District, Beijing, to exercise the following rights:

TuanYuan is hereby authorized as the sole agent and authorized person of the Signatory to act on behalf of the Signatory in respect of all matters concerning the Signatory’s Equity, including but not limited to: 1) participating in the Company’s shareholders’ meetings; 2) exercising all shareholders’ rights and voting rights enjoyed by the Signatory in accordance with Chinese laws and the Company’s articles of association, including but not limited to the sale, transfer, pledge or disposition of all of part of the Signatory’s Equity; and 3) designating and appointing on behalf of the Signatory the Company’s legal representative (chairman of the board of directors), directors, supervisors, chief executive officer and other senior executives.

Without limiting the generality of the authority granted hereunder, TuanYuan shall have the power and is authorized in accordance with this Agreement to execute on behalf of the Signatory the transfer contract specified in the Exclusive Call Option Agreement (the Signatory is required to be a party thereto) and perform the terms of the Equity Pledge Agreement and the Exclusive Call Option Agreement to which the Signatory is a party and which are executed on the date of execution hereof.

All acts of TuanYuan in relation to the Signatory’s Equity shall be deemed as the Signatory’s own acts, and all documents executed by TuanYuan in relation to the Signatory’s Equity shall be deemed as executed by the Signatory. The Signatory hereby acknowledges and approves such acts and/or documents of TuanYuan.

TuanYuan may decide at its own discretion to grant authority or transfer its rights in relation to the aforesaid matters to any other personnel or entity without notifying or obtaining the consent of the Signatory in advance.

During the period when the Signatory is a shareholder of the Company, this Agreement and the authorization hereunder shall be irrevocable and remain in force as of the date of execution hereof.

During the term of validity of this authorization letter, the Signatory hereby waives and may not exercise by itself all rights in relation to the Signatory’s Equity which have been delegated to TuanYuan by this authorization letter.

Signature:	/s/ Ye Zhen
Name: Ye Zhen

Power of Attorney

(English Translation)

Lan Zhiwen, a Chinese citizen, ID card number:                                   (the “Signatory”), holds 1.12% of the equity interests (the “Equity”) in TuanChe Internet Information Service (Beijing) Co., Ltd. (the “Company”).

The Signatory hereby, with respect to the Equity, irrevocably authorizes TuanYuan Internet Technology (Beijing) Co., Ltd. (“TuanYuan”), a limited liability company incorporated and existing in accordance with Chinese laws, add.: 926, 9F, 21 Yangfangdian Road, Haidian District, Beijing, to exercise the following rights:

TuanYuan is hereby authorized as the sole agent and authorized person of the Signatory to act on behalf of the Signatory in respect of all matters concerning the Signatory’s Equity, including but not limited to: 1) participating in the Company’s shareholders’ meetings; 2) exercising all shareholders’ rights and voting rights enjoyed by the Signatory in accordance with Chinese laws and the Company’s articles of association, including but not limited to the sale, transfer, pledge or disposition of all of part of the Signatory’s Equity; and 3) designating and appointing on behalf of the Signatory the Company’s legal representative (chairman of the board of directors), directors, supervisors, chief executive officer and other senior executives.

Without limiting the generality of the authority granted hereunder, TuanYuan shall have the power and is authorized in accordance with this Agreement to execute on behalf of the Signatory the transfer contract specified in the Exclusive Call Option Agreement (the Signatory is required to be a party thereto) and perform the terms of the Equity Pledge Agreement and the Exclusive Call Option Agreement to which the Signatory is a party and which are executed on the date of execution hereof.

All acts of TuanYuan in relation to the Signatory’s Equity shall be deemed as the Signatory’s own acts, and all documents executed by TuanYuan in relation to the Signatory’s Equity shall be deemed as executed by the Signatory. The Signatory hereby acknowledges and approves such acts and/or documents of TuanYuan.

TuanYuan may decide at its own discretion to grant authority or transfer its rights in relation to the aforesaid matters to any other personnel or entity without notifying or obtaining the consent of the Signatory in advance.

During the period when the Signatory is a shareholder of the Company, this Agreement and the authorization hereunder shall be irrevocable and remain in force as of the date of execution hereof.

During the term of validity of this authorization letter, the Signatory hereby waives and may not exercise by itself all rights in relation to the Signatory’s Equity which have been delegated to TuanYuan by this authorization letter.

Signature:	/s/ Lan Zhiwen
Name: Lan Zhiwen

Power of Attorney

(English Translation)

Lanxi Puhua Juli Equity Investment L.P. (limited partnership), a limited partnership registered in China in accordance with Chinese laws (the “Signatory”), holds 2.70% of the equity interests (the “Equity”) in TuanChe Internet Information Service (Beijing) Co., Ltd. (the “Company”).

The Signatory hereby, with respect to the Equity, irrevocably authorizes TuanYuan Internet Technology (Beijing) Co., Ltd. (“TuanYuan”), a limited liability company incorporated and existing in accordance with Chinese laws, add.: 926, 9F, 21 Yangfangdian Road, Haidian District, Beijing, to exercise the following rights:

TuanYuan is hereby authorized as the sole agent and authorized person of the Signatory to act on behalf of the Signatory in respect of all matters concerning the Signatory’s Equity, including but not limited to: 1) participating in the Company’s shareholders’ meetings; 2) exercising all shareholders’ rights and voting rights enjoyed by the Signatory in accordance with Chinese laws and the Company’s articles of association, including but not limited to the sale, transfer, pledge or disposition of all of part of the Signatory’s Equity; and 3) designating and appointing on behalf of the Signatory the Company’s legal representative (chairman of the board of directors), directors, supervisors, chief executive officer and other senior executives.

Without limiting the generality of the authority granted hereunder, TuanYuan shall have the power and is authorized in accordance with this Agreement to execute on behalf of the Signatory the transfer contract specified in the Exclusive Call Option Agreement (the Signatory is required to be a party thereto) and perform the terms of the Equity Pledge Agreement and the Exclusive Call Option Agreement to which the Signatory is a party and which are executed on the date of execution hereof.

All acts of TuanYuan in relation to the Signatory’s Equity shall be deemed as the Signatory’s own acts, and all documents executed by TuanYuan in relation to the Signatory’s Equity shall be deemed as executed by the Signatory. The Signatory hereby acknowledges and approves such acts and/or documents of TuanYuan.

TuanYuan may decide at its own discretion to grant authority or transfer its rights in relation to the aforesaid matters to any other personnel or entity without notifying or obtaining the consent of the Signatory in advance.

During the period when the Signatory is a shareholder of the Company, this Agreement and the authorization hereunder shall be irrevocable and remain in force as of the date of execution hereof.

During the term of validity of this authorization letter, the Signatory hereby waives and may not exercise by itself all rights in relation to the Signatory’s Equity which have been delegated to TuanYuan by this authorization letter.

Lanxi Puhua Juli Equity Investment L.P.( limited partnership)
(Seal) Seal of Lanxi Puhua Juli Equity Investment L.P. Affixed

Signature:	/s/ Shen Qinhua
Authorized signatory